UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2019 (July 15, 2019)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On July 15, 2019, the Board of Directors (the “Board”) of Celanese Corporation (the “Company”) amended and restated the By-laws of the Company (the “Amended and Restated By-Laws”), effective immediately.  The By-laws were amended to (i) allow for electronic transmission of a proxy by a stockholder not appearing at a meeting to a qualified representative, provided it includes sufficient information to validate the authorization, (ii) establish (a) U.S. mail, postage prepaid, (b) courier service, and (c) electronic mail as the default methods for transmitting notices to stockholders, (iii) set forth additional procedures applicable to the delivery of notices by electronic transmission to stockholders in cases where a stockholder has not objected in writing or by electronic means to receiving notices by electronic mail, (iv) update procedures for consents delivered in electronic form, (v) delete references to the Company's classified Board structure given the expiration of these classifications as of the Company's 2019 Annual Meeting of Stockholders, and (vi) add each of the Chief Financial Officer and the Treasurer to the list of persons authorized in Section 4.10 of the By-laws to execute contracts, etc.  With respect to the additional procedures applicable to the delivery of notices by electronic transmission to stockholders and the updated procedures for the delivery of consents in electronic form, the Company is adopting such changes in anticipation of amendments being made to the General Corporation Law of the State of Delaware effective August 1, 2019. The Company does not intend to apply such procedures until on or after August 1, 2019 or at such other time as the amendments to the General Corporation Law of the State of Delaware become effective.

The foregoing description of the amendments to the Company’s Amended and Restated By-Laws is qualified in its entirety by reference to the text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
Description

3.1	Sixth Amended and Restated By-Laws, effective as of July 15, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	July 18, 2019

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